UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 23, 2018, the Audit Committee of the Board of Directors of China United Insurance Service, Inc. (the “Company”), based on the recommendation of management and after consultation with the Company’s independent registered accounting firm, concluded that the Company’s previously issued financial statements as of and for the years ended December 31, 2015 and 2016, and as of and for the interim periods ended March 31, 2017, June 30, 2017 and September 30, 2017 (each, a “Restated Period” and, collectively, the Restated Periods”) should no longer be relied upon because of errors related to the accounting for the acquisition of Genius Holdings Financial Limited (the “GHFL Acquisition”) in 2015. The GHFL Acquisition has been accounted for as the acquisition of a business but, upon reflection and further analysis, the Company has come to the conclusion that it would be more accurately accounted for as an asset acquisition. The Company’s independent registered accounting firm has concurred with this revised approach.

Accordingly, the Company is evaluating the impact that this change in accounting for the GHFL Acquisition will have on balance sheet and income statement line items included in the financial statements for each of the Restated Periods. The Company will provide further information concerning the line items affected and the extent of the impact as soon as possible.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) includes information that constitutes forward-looking statements. Such forward-looking statements often contain words such as “believe,” “expect,” “anticipate” “intend,” or “will,” although not all forward-looking statements contain these identifying words. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Examples of such forward-looking statements include, but are not limited to, statements of our expectations regarding the Company’s intended actions concerning the restatement of the Company’s financial statements for the Restated Periods described above.

These forward-looking statements are based on our current beliefs, assumptions and expectations concerning future events, which, in turn, are based on information currently available to the Company. Such forward-looking statements include the qualitative and quantitative effect of the restated financial statements for each of the Restated Periods and any anticipated conclusions of the Company’s Audit Committee or management with respect to matters related to the Company’s accounting. Although we believe that the expectations underlying any of these forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. A variety of factors could cause actual events or results to differ materially from those expressed or contemplated by the forward-looking statements including, without limitation, additional information that may become known prior to the expected filing with the Securities and Exchange Commission of the restated financial statements for the Restated Periods or that subsequent events may occur that require the Company to make additional adjustments to such restated financial statements.

All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by these cautionary statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement except to the extent required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: January 23, 2018

	By:	/s/ Yi-Hsiao Mao
	Name:	Yi-Hsiao Mao
	Title:	Chief Executive Officer